SUBSEQUENT EVENTS - UNAUDITED	12 Months Ended
Dec. 31, 2012
SUBSEQUENT EVENTS - UNAUDITED [Abstract]
SUBSEQUENT EVENTS - UNAUDITED
NOTE 18:-	SUBSEQUENT EVENTS - UNAUDITED

On January 2013, the Company acquired all of the outstanding ordinary shares of WebSilicon Ltd., an Israeli-based Company with monitoring offerings for landline and wireless networks. In consideration, Magal paid the former owners $2,560 in cash. In addition, Magal issued to the former owners warrants having a fair value of $1,500 to purchase 898,204 of the Company's Ordinary shares at an exercise price of $4.16 per share. The acquisition is aimed to allow Magal to expand its offerings to deliver integrated physical and cyber solutions for critical sites.